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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          DATE OF REPORT: APRIL 8, 2004
                        (Date of earliest event reported)





                              SUN COMMUNITIES, INC.
             (Exact name of registrant as specified in its charter)





MARYLAND                  COMMISSION FILE NO. 1-12616                 38-2730780
(State of Organization)                                  (IRS Employer I.D. No.)




                               27777 FRANKLIN ROAD
                                    SUITE 200
                           SOUTHFIELD, MICHIGAN 48034
                    (Address of principal executive offices)



                                 (248) 208-2500
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

     On April 8, 2004, our operating partnership, Sun Communities Operating Limited Partnership, launched a tender offer to purchase any and all of the $350 million principal amount of its outstanding unsecured notes. This transaction is more fully described on the attached Exhibit 99.1.






















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 15, 2004                      SUN COMMUNITIES, INC.

                                      By:  /s/ Jeffrey P. Jorissen
                                         ---------------------------------------
                                           Jeffrey P. Jorissen, Executive Vice
                                           President, Treasurer, Chief Financial
                                           Officer, and Secretary


















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                              SUN COMMUNITIES, INC.
                                  EXHIBIT INDEX



Exhibit No.       Description                                     Filed Herewith
-----------       -----------                                     --------------


99.1              Text of Press Release, dated April 8, 2004            X





















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